Federated Stock and Bond Fund, Inc.

SEMI-ANNUAL REPORT
APRIL 30, 1998

INCORPORATED 1934

PRESIDENT'S MESSAGE

Dear Shareholder:

I am pleased to present the Semi-Annual Report for Federated Stock and Bond Fund, Inc. The fund had its origin in the Income Foundation Fund, which was created in the mid-1930s. This report covers the first half of the fund's fiscal year, which is the six-month period from November 1, 1997 through April 30, 1998. It begins with a discussion with Joseph Balestrino, Senior Vice President, Federated Management, who co-manages the fund with portfolio manager, Michael P. Donnelly, Vice President, Federated Management. Following their discussion, detailing both the stock and bond markets and the fund's strategies, are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's holdings. Third is the publication of the fund's financial statements.

Federated Stock and Bond Fund, Inc. is managed to help you to participate in both the stock and bond markets. This diversification between stocks and bonds helps to provide a degree of protection of your capital in any economic condition as you pursue growth of capital and income. The fund's balanced portfolio of more than 175 stocks and bonds reflected an emphasis on income and growth. At the end of the reporting period, the fund's assets of $204 million were allocated nearly equally among stocks and bonds.

During the reporting period, good income distributions and a modest increase in share price helped the fund outperform the average balanced fund, as tracked by the Lipper Balanced Funds Average.* For the six-month reporting period ended April 30, 1998, individual share class total return performance, including capital appreciation and income dividends follows.**

                  TOTAL            CAPITAL            NET ASSET
                 RETURN    INCOME   GAINS            VALUE CHANGE
 Class A Shares  11.94%    $0.35    $2.65     $20.46 to $19.64 = (0.04%)
 Class B Shares  11.54%    $0.30    $2.65     $20.45 to $19.61 = (0.04%)
 Class C Shares  11.50%    $0.29    $2.65     $20.42 to $19.58 = (0.04%)

* Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

** Performance quoted is based on net asset value, reflects past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price for Class A, B, and C Shares were 5.79%, 5.40%, and 10.36%, respectively.

Thank you for participating in the growth and income potential of Federated Stock and Bond Fund, Inc. Remember, it is easy to increase your participation in the performance potential of this diversified stock and bond portfolio by reinvesting your quarterly dividends automatically in additional fund shares.

As always, we welcome your comments, questions and suggestions.

Sincerely,
[Graphic]

John F. Donahue

President

June 15, 1998

INVESTMENT REVIEW

[Graphic]
WHAT ARE YOUR COMMENTS ON THE STOCK AND BOND MARKETS DURING THE FIRST HALF OF THE FUND'S FISCAL YEAR?

For stocks, the beginning of the reporting period was marked by investor uncertainty over the Asian economies, the price of oil, interest rates, and Middle-East tensions. Our emphasis on large, high-quality U.S. companies with reasonable valuations fared well in this environment as investors embarked on a "flight to quality."

In 1998, we have seen extreme optimism in the market as equity investors received an average year's return in the first quarter of 1998 alone. Some of this enthusiasm was due to the belief that Asia will not have as dramatic an impact on our economy as previously expected. While we do not know the full magnitude of the Asian impact, we do not believe that it would come and go in three months time. Therefore, while we remain positive on the stock market, we believe it is currently discounting positive factors while largely ignoring negative ones.

The six-month reporting period ended April 30, 1998 was generally positive for high-quality fixed-income securities, in that the overall direction of interest rates was down. Asia was the driving force early in the reporting period (late in 1997), as financial unrest abroad created a massive "flight to quality" into U.S. Treasury bonds. Much of the movement in interest rates occurred at the longer end of the maturity spectrum with 10-30 year rates falling within a range of 16-20 basis points. Shorter maturity rates moved less than 80 basis points, thus the overall shape of the yield curve continued to flatten.

Over the early months of 1998, the high-quality, fixed-income market has been engaged in a virtual tug-of-war between a strong domestic economy somewhat offset by anticipated Asian-induced impacts. Overall corporate earnings continued to expand but at a pace much slower than seen in recent years. As a result, general interest rates have remained within a relative trading range of approximately 5.75%-6.00% for the 30-year Treasury bond.

[Graphic]
HOW DID THE FUND PERFORM FOR ITS SHAREHOLDERS DURING THE SIX-MONTH REPORTING PERIOD ENDED APRIL 30, 1998?

For the six-month reporting period, Class A, B, and C Shares produced total returns of 11.94%, 11.54%, and 11.50%, respectively, based on net asset value.* These returns were greater than the 11.46% total return of the average balanced fund as represented by the Lipper Balanced Funds Average.

[Graphic]
WHAT WERE SOME OF THE FUND'S RECENT STOCK PURCHASES?

Our recent purchases include the following:

ARCHER-DANIELS-MIDLAND CO. (0.67% of portfolio assets): One of the world's largest grain processors, ADM should begin to reap the rewards of a substantial capital investment program that had restrained stock performance in 1997.

BELL ATLANTIC CORP. (0.53% of portfolio assets): Operating in one of the most attractive regions for telecommunication services, this Regional Bell Operating Company will benefit from cost savings resulting from the NYNEX merger.

COOPER TIRE & RUBBER CO. (0.52% of portfolio assets): Boasting the highest after-tax margins in its industry, this manufacturer of tires sells only into the replacement market and has been gaining market share every year for the last 15 years. Trading at only 13 times forward earnings, the stock is attractive.

PARKER-HANNIFIN CORP. (0.49% of portfolio assets): This leading worldwide manufacturer of motion control products is benefiting from strong orders and increased operating efficiencies. The company's current valuation is in line with more cyclical capital goods companies, despite having broad geographic and product line diversity that makes for a more stable earnings stream.

PHARMACIA & UPJOHN, INC. (0.96% of portfolio assets): As one of the undervalued drug manufacturers due to near-term earnings issues, P&U is expected to turn around with new management, several new drugs (Detrusitol), and stabilization of the dollar.

* Performance quoted is based on net asset value, reflects past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price for Class A, B, and C Shares were 5.79%, 5.40%, and 10.36%, respectively.

UST, INC. (0.51% of portfolio assets): Volume has recently started growing in the mid-single digits for UST, the largest producer of smokeless tobacco in the U.S. (owner of the Skoal and Copenhagen brands). The company also recently took its first price increase since December of 1996. A 4.40% dividend and modest valuation make UST a good defensive holding.

[Graphic]
DID YOU MAKE ANY ADJUSTMENTS TO THE DURATION AND QUALITY OF THE FUND'S BOND PORTFOLIO?

For the entire reporting period, duration positioning did not represent a meaningful part of relative performance. However, a slightly long position placed the portfolio in a posture to benefit from a potential slowdown in corporate earnings.

We have also continued to maintain approximately 25% of the fund's total assets in high-yield corporate securities. This minor, but still significant, position has helped to generate not only an above-average income distribution for shareholders, but has also enhanced price appreciation as high-yield bonds outperformed higher quality bonds in this favorable economic environment.

[Graphic]
WHAT WERE THE FUND'S TOP 10 HOLDINGS IN STOCKS AND BONDS AS OF APRIL 30, 1998, AND HOW ARE THE FUND'S HOLDINGS DIVERSIFIED BY INDUSTRY AND QUALITY?

                                   PERCENTAGE
                                  OF THE STOCK
 STOCKS                             PORTFOLIO
 First Data Corp.                     2.23%
 Wal-Mart Stores, Inc.                2.08%
 Unilever N.V., ADR                   2.06%
 News Corp., Ltd., ADR                1.94%
 CIGNA Corp.                          1.90%
 Pharmacia & Upjohn, Inc.             1.90%
 Waste Management, Inc.               1.86%
 Bristol-Myers Squibb Co.             1.84%
 ITT Industries, Inc.                 1.81%
 Lexmark Intl. Group, Class A         1.79%
   TOTAL                             19.41%

                       PERCENTAGE   PERCENTAGE
                      OF THE STOCK  OF S&P 500
SECTOR                 PORTFOLIO      INDEX
 Finance                 12.1%        17.3%
 Technology              11.9%        15.2%
 Utilities               11.6%        10.2%
 Health Care             11.3%        11.9%
 Energy/Minerals         11.1%         7.8%
 Services                 9.8%         5.4%
 Producer                 9.1%         7.7%
 Manufacturing
 Consumer                 7.2%        10.3%
 Non-Durables
 Consumer Durables        5.0%         3.0%
 Basic Industry           4.2%         4.9%
 Retail Trade             4.0%         5.1%
 Transportation           2.7%         1.2%

                                                             PERCENTAGE
                                                            OF THE BOND
 BONDS                                                       PORTFOLIO
 U.S. Treasury Bond, 6.375% due 08/15/27                       2.17%
 CNA Financial Corp., 7.25% due 11/15/23                       2.09%
 Trans Ocean Container Corp., 12.25% due 07/01/04              1.75%
 Shopko Stores, Inc., 9.25% due 03/15/22                       1.56%
 Inco Ltd., 9.60% due 06/15/22                                 1.52%
 Delphi Financial Group, Inc., 9.31% due 03/25/27              1.43%
 Loewen Group International, 8.25% due 04/15/03                1.42%
 TKR Cable Inc., 10.50 due 10/30/07                            1.37%
 U.S. Treasury Bond, 11.625% due 11/15/04                      1.36%
 Husky Oil Ltd., 7.125% due 11/15/06                           1.31%
 TOTAL                                                        15.98%

                     PERCENTAGE OF
                        THE BOND
                       PORTFOLIO
 AAA                     9.12%
 AA                      3.20%
 A                      26.33%
 BBB                    29.49%
 BB                     12.78%
 B                      16.63%

[Graphic]
AS WE APPROACH MID YEAR, WHAT IS YOUR OUTLOOK FOR THE STOCK AND BOND MARKETS?

The following significant tailwinds are currently pushing the stock market: ample liquidity driven by favorable demographics, low inflation and interest rates, increased productivity due to technology, and enormous free cash flow generation by corporate America. While these forces can justify current valuations on a backward-looking basis, moving forward, it is imperative that corporate earnings remain strong and inflation remains subdued for this bull market to continue. There is nothing on the near-term horizon to suggest that this cannot be accomplished. However, one must recognize that the margin for error is quite small given the market's high valuation.

The dramatic runup in equity prices has made it more difficult to find companies which appear undervalued on an absolute basis. Our equity and investment philosophy remains to be focused on purchasing stocks which appear to be undervalued relative to their history, to the market, and to their expected earnings growth.

Turning to bonds, over the coming months, we would expect that the effects of the Asian crises will become more apparent. It appears that the Federal Reserve Board will be maintaining a constant approach with no near-term interest rate hikes or decreases. We will continue to closely monitor the pattern of corporate earnings releases, recognizing that Wall Street's consensus of earnings expectations have been reduced considerably over the past six months. In summation, we are neutral-to-positive on the direction of interest rates, feeling that the "trading range" could be broken with rates moving out on the lower yielding side of the range.

TWO WAYS YOU MAY SEEK TO INVEST FOR SUCCESS IN

FEDERATED STOCK AND BOND FUND, INC.

INITIAL INVESTMENT:

IF YOU HAD MADE AN INITIAL INVESTMENT OF $30,000 IN THE CLASS A SHARES OF FEDERATED STOCK AND BOND FUND, INC. ON 12/31/68, REINVESTED YOUR DIVIDENDS AND CAPITAL GAINS, AND DID NOT REDEEM ANY SHARES, YOUR ACCOUNT WOULD HAVE BEEN WORTH $383,438 ON 4/30/98. YOU WOULD HAVE EARNED A 9.07%* AVERAGE ANNUAL TOTAL RETURN FOR THE INVESTMENT LIFESPAN.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 3/31/98, Class A Shares' average annual 1-year, 5-year, and 10-year total returns were 22.24%, 13.08%, and 11.29%, respectively. Class B Shares' average annual 1-year and since inception (8/30/96) total returns were 21.99% and 22.16%, respectively. Class C Shares' average annual 1-year and since inception (8/30/96) total returns were 27.16% and 25.52%, respectively.**

"Graphic representation "A1" omitted.  See Appendix."

* Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares.

  Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The total returns stated take into account the 5.50% sales charge for Class A
   Shares, the 5.50% contingent deferred sales charge for Class B Shares, and the 1.00% contingent deferred sales charge for Class C Shares.

FEDERATED STOCK AND BOND FUND, INC.

ONE STEP AT A TIME:

$1,000 INITIAL INVESTMENT AND SUBSEQUENT INVESTMENTS OF $1,000 EACH YEAR FOR 29 YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO $214,287.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated Stock and Bond Fund, Inc. on 12/31/68, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $30,000, but your account would have reached a total value of $214,287* by 4/30/98. You would have earned an average annual total return of 11.20%.

A practical investment plan helps you pursue long term growth of capital and income through a balanced portfolio of stocks and bonds. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. This investment plan works for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money and compounding to work.

"Graphic representation "A2" omitted.  See Appendix."

* This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices. All accumulated shares have the ability to pay income to the investor.

  Because such a plan involves continuous investment, regardless of changing price levels, the investor should consider whether or not to continue purchases through periods of low price levels.

FEDERATED STOCK AND BOND FUND, INC.

HYPOTHETICAL INVESTOR PROFILE: INVESTING FOR A COLLEGE EDUCATION

David and Joan Rice are a fictional couple who, like many shareholders, are searching for a way to make their money grow over time.

David and Joan are planning for the college education of their child. On April 30, 1988, they invested $5,000 in the Class A Shares of Federated Stock and Bond Fund, Inc. Since then, David and Joan have made additional investments of $250 every month.

As this chart shows, over 10 years, the original $5,000 investment along with their additional monthly $250 investments totaling $35,000 has grown to $72,060. This represents a 12.24% average annual total return. For the Rices, a dedicated program of monthly investment has really paid off.

"Graphic representation "A3" omitted.  See Appendix."

This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance does not guarantee future results.

FEDERATED STOCK AND BOND FUND, INC.

                          PORTFOLIO OF INVESTMENTS

APRIL 30, 1998 (UNAUDITED)

   SHARES                                                                        VALUE
 COMMON STOCKS--50.7%
                      BASIC INDUSTRY--2.1%
               63,500 Archer-Daniels-Midland Co.                            $   1,365,250
               10,600 Dow Chemical Co.                                          1,024,887
               77,000 LTV Corp.                                                 1,001,000
               16,000 Union Camp Corp.                                            966,000
                          Total                                                 4,357,137
                      CONSUMER DURABLES--2.5%
               44,500 Cooper Tire & Rubber Co.                                  1,062,437
               16,000 Eastman Kodak Co.                                         1,155,000
               14,500 General Motors Corp.                                        976,937
               28,500 Hasbro, Inc.                                              1,049,156
               32,000 Rubbermaid, Inc.                                            916,000
                          Total                                                 5,159,530
                      CONSUMER NON-DURABLES--3.6%
               20,000 BestFoods                                                 1,097,500
               19,700 Kimberly-Clark Corp.                                        999,775
               19,500 Philip Morris Cos., Inc.                                    727,594
               16,000 RJR Nabisco Holdings Corp.                                  445,000
               16,900 Sara Lee Corp.                                            1,006,606
               37,200 UST, Inc.                                                 1,025,325
               28,500 Unilever N.V., ADR                                        2,126,812
                          Total                                                 7,428,612
                      ENERGY/MINERALS--5.7%
                9,500 Atlantic Richfield Co.                                      741,000
               15,000 Chevron Corp.                                             1,240,312
               46,000 ENSCO International, Inc.                                 1,299,500
               19,000 Exxon Corp.                                               1,385,812
               29,500 Occidental Petroleum Corp.                                  868,406

FEDERATED STOCK AND BOND FUND, INC.

   SHARES                                                                        VALUE
 COMMON STOCKS--CONTINUED
                      ENERGY/MINERALS--CONTINUED
               14,000 Royal Dutch Petroleum Co., ADR                        $     791,875
               37,500 Sun Co., Inc.                                             1,516,406
               21,000 Texaco, Inc.                                              1,291,500
               38,000 USX Corp.                                                 1,360,875
               29,000 YPF Sociedad Anonima, ADR                                 1,011,375
                          Total                                                11,507,061
                      FINANCE--6.1%
               17,500 Allmerica Financial Corp.                                 1,095,937
               13,000 Allstate Corp.                                            1,251,250
               18,500 Bear Stearns Cos., Inc.                                   1,055,656
               19,500 Block (H&R), Inc.                                           877,500
               25,500 Boston Properties, Inc.                                     843,094
                9,500 CIGNA Corp.                                               1,965,906
                4,400 General RE Corp.                                            983,675
                9,500 Hartford Financial Services Group, Inc.                   1,052,125
               13,000 MBIA                                                        970,125
               11,000 Marsh & McLennan Cos., Inc.                               1,002,375
               17,500 Morgan Stanley, Dean Witter & Co.                         1,380,312
                          Total                                                12,477,955
                      HEALTH CARE--5.7%
               17,000 Abbott Laboratories                                       1,243,125
               83,200 (a) Beverly Enterprises, Inc.                             1,310,400
               18,000 Bristol-Myers Squibb Co.                                  1,905,750
                9,000 Merck & Co., Inc.                                         1,084,500
               32,000 (a) Perrigo Co.                                             414,000
               46,500 Pharmacia & Upjohn, Inc.                                  1,955,906
               15,500 Smithkline Beecham Corp., ADR                               924,187
               52,000 U.S. Surgical Corp.                                       1,638,000

FEDERATED STOCK AND BOND FUND, INC.

   SHARES                                                                        VALUE
COMMON STOCKS--CONTINUED
                       HEALTH CARE--CONTINUED
               17,500 United Healthcare Corp.                               $   1,229,375
                          Total                                                11,705,243
                      PRODUCER MANUFACTURING--4.6%
               51,500 ITT Industries, Inc.                                      1,876,531
               33,000 Ingersoll-Rand Co.                                        1,520,062
               27,000 Johnson Controls, Inc.                                    1,603,125
               32,000 (a) Lexmark Intl. Group, Class A                          1,852,000
               15,200 Loews Corp.                                               1,520,950
               22,300 Parker-Hannifin Corp.                                       995,137
                          Total                                                 9,367,805
                      RETAIL TRADE--2.1%
               27,100 Dillards, Inc., Class A                                     992,537
               59,700 (a) K Mart Corp.                                          1,041,019
               42,500 Wal-Mart Stores, Inc.                                     2,148,906
                          Total                                                 4,182,462
                      SERVICES--4.9%
               11,500 ABB AB, ADR                                               1,794,000
               86,000 News Corp., Ltd., ADR                                     2,004,875
               40,000 Readers Digest Association, Inc., Class A                 1,075,000
               35,100 (a) Tricon Global Restaurants, Inc.                       1,114,425
               23,000 (a) Viacom, Inc., Class A                                 1,328,250
               14,500 (a) Viacom, Inc., Class B                                   841,000
               57,500 Waste Management, Inc.                                    1,926,250
                          Total                                                10,083,800
                      TECHNOLOGY--6.1%
               43,000 AMP, Inc.                                                 1,690,438
               21,500 (a) Cabletron Systems, Inc.                                 284,875
               68,000 First Data Corp.                                          2,303,500

FEDERATED STOCK AND BOND FUND, INC.

   SHARES                                                                        VALUE
 COMMON STOCKS--CONTINUED
                      TECHNOLOGY--CONTINUED
               10,000 International Business Machines Corp.                 $   1,158,750
                7,000 Matsushita Electric Industrial Co., ADR                   1,134,000
                9,500 Northrop Corp.                                            1,004,031
              112,000 (a) Novell, Inc.                                          1,120,000
               16,000 Raytheon Co., Class A                                       883,000
               33,000 (a) Seagate Technology, Inc.                                880,688
               21,000 (a) Storage Technology Corp.                              1,773,188
                3,000 (a) Sun Microsystems, Inc.                                  123,375
                          Total                                                12,355,845
                      TRANSPORTATION--1.4%
               24,500 CNF Transportation, Inc.                                    946,313
               23,345 KLM Royal Dutch Airlines, ADR                               946,932
               27,000 Ryder Systems, Inc.                                         939,938
                          Total                                                 2,833,183
                      UTILITIES--5.9%
               11,500 Bell Atlantic Corp.                                       1,075,969
               18,000 CMS Energy Corp.                                            786,375
               12,500 Coastal Corp.                                               892,969
               12,500 Columbia Gas System, Inc.                                 1,015,625
               48,500 Entergy Corp.                                             1,206,438
                9,900 FPL Group, Inc.                                             614,419
               16,900 GTE Corp.                                                   987,594
               37,000 Houston Industries, Inc.                                  1,075,313
               19,400 MCI Communications Corp.                                    976,063
               41,500 P G & E Corp.                                             1,343,563

FEDERATED STOCK AND BOND FUND, INC.

  SHARES OR
  PRINCIPAL
   AMOUNT                                                                        VALUE
 COMMON STOCKS--CONTINUED
                      UTILITIES--CONTINUED
               25,000 Public Service Enterprises Group, Inc.                $      839,063
               22,500 U.S. West, Inc.                                            1,186,875
                          Total                                                 12,000,266
                          TOTAL COMMON STOCKS (IDENTIFIED COST $74,933,519)    103,458,899
 PREFERRED STOCKS--0.7%
                      FINANCE--0.3%
                  500 Highwoods Properties, Inc., REIT Perpetual Pfd.              525,955
                      Stock, Series A, $86.25
                      TECHNOLOGY--0.4%
                9,950 Microsoft Corp., Cumulative Conv. Pfd., Series A,            926,594
                      $2.20
                          TOTAL PREFERRED STOCKS (IDENTIFIED COST $1,400,742)    1,452,549
 ASSET-BACKED SECURITIES--0.1%
              298,537 (b) SMFC Trust Asset-Backed Certificates, Series
                          1997-A, Class 4, /28/2025 (IDENTIFIED COST $272,574)     272,134
 CORPORATE BONDS--31.8%
                      BANKING--1.0%
              500,000 (b) Den Danske Bank, Note, 7.40%, 6/15/2010                  522,015
            1,000,000 National Bank of Canada, Montreal, Sub. Note, 8.125%,      1,086,170
                      8/15/2004
              500,000 (b) Swedbank, Sub., 7.50%, 11/29/2049                        511,670
                          Total                                                  2,119,855
                      BASIC INDUSTRY--2.6%
            1,000,000 Barrick Gold Corp., Deb., 7.50%, 5/1/2007                  1,056,830
            1,325,000 Inco Ltd., Note, 9.60%, 6/15/2022                          1,476,116
            1,000,000 Placer Dome, Inc., Bond, 8.50%, 12/31/2045                 1,073,882
              150,000 Pope & Talbot, Inc., 8.375%, 6/1/2013                        148,509
              200,000 Santa Fe Pacific Gold, Note, 8.375%, 7/1/2005                215,880
              680,000 Southdown, Inc., Sr. Sub. Note, 10.00%, 3/1/2006             762,450

FEDERATED STOCK AND BOND FUND, INC.

  PRINCIPAL
   AMOUNT                                                                        VALUE
 CORPORATE BONDS--CONTINUED
                      BASIC INDUSTRY--CONTINUED
 $            500,000 Sweden, Kingdom of, Deb., 10.25%, 11/1/2015           $     671,150
                          Total                                                 5,404,817
                      BROADCAST RADIO & TV--0.3%
              500,000 SCI Television, Inc., Sr. Secd. Note, 11.00%,               511,280
                      6/30/2005
                      CAPITAL GOODS--0.7%
            1,200,000 TKR Cable, Inc., 10.50%, 10/30/2007                       1,330,608
                      CHEMICALS--1.2%
            1,250,000 (b) Reliance Industries Ltd., Bond, 8.25%, 1/15/2027      1,137,375
              500,000 Storage USA, 8.20%, 6/1/2017                                546,030
              750,000 Storage USA, Deb., 7.50%, 12/1/2027                         758,820
                          Total                                                 2,442,225
                      COMMERCIAL MORTGAGE--0.2%
              500,000 (b) Hutchison Whampoa Finance, Company Guarantee,           447,390
                          7.50%, 8/1/2027
                      CONSUMER DURABLES--1.0%
              500,000 Arvin Industries, Inc., 9.50%, 2/1/2027                     576,740
              675,000 Arvin Industries, Inc., Note, 6.75%, 3/15/2008              670,475
              850,000 Dana Corp., Note, 7.00%, 3/15/2028                          857,132
                          Total                                                 2,104,347
                      CONSUMER NON-DURABLES--1.0%
            1,281,000 Philip Morris Cos., Inc., Deb., 6.00%, 7/15/2001          1,265,000
              750,000 Philip Morris Cos., Inc., Deb., 7.75%, 1/15/2027            796,583
                          Total                                                 2,061,583
                      ELECTRONIC TECHNOLOGY--0.2%
              500,000 (b) Tenaga Nasional Berhad, Deb., 7.50%, 1/15/2096          378,765
                      ENERGY/MINERALS--1.1%
              750,000 Boston University, 7.625%, 7/15/2097                        847,460

FEDERATED STOCK AND BOND FUND, INC.

  PRINCIPAL
   AMOUNT                                                                        VALUE
 CORPORATE BONDS--CONTINUED
                      ENERGY/MINERALS--CONTINUED
 $            500,000 Occidental Petroleum Corp., Note, 8.50%, 9/15/2004    $     516,600
              750,000 Sun Co., Inc., 9.00%, 11/1/2024                             920,633
                          Total                                                 2,284,693
                      FINANCE--8.4%
              500,000 (b) Amvescap PLC, Sr. Note, 6.60%, 5/15/2005                499,240
            1,000,000 Banco Santander, Bank Guarantee, 7.875%, 4/15/2005        1,079,570
            2,000,000 CNA Financial Corp., Deb., 7.25%, 11/15/2023              2,027,780
              450,000 Conseco, Inc., Note, 6.40%, 2/10/2003                       447,957
            1,000,000 Conseco, Inc., Sr. Note, 10.50%, 12/15/2004               1,198,480
              250,000 Continental Corp., Note, 8.25%, 4/15/1999                   255,455
            1,250,000 Delphi Financial Group, Inc., 9.31%, 3/25/2027            1,384,375
            1,000,000 (b) Equitable Life, Note, 7.70%, 12/1/2015                1,079,760
              750,000 FirstBank Puerto Rico, Sub. Note, 7.625%, 12/20/2005        773,445
            1,000,000 Ford Motor Credit Corp., Unsub., 6.875%, 6/5/2001         1,015,370
            1,000,000 Green Tree Financial Corp., Sr. Sub. Note, 10.25%,        1,111,780
                      6/1/2002
            1,225,000 Lehman Brothers Holdings, Inc., Bond, 6.20%,              1,222,820
                      1/15/2002
              500,000 National Australia Bank, Ltd., Melbourne, Sub. Note,
                      Series B, 6.60%, 12/10/2007                                 506,330
            1,000,000 Norwest Financial, Inc., Note, 6.23%, 9/1/1998            1,003,110
            1,000,000 Price REIT, Inc., Sr. Note, 7.50%, 11/5/2006              1,051,270
              375,000 Provident Cos., Inc., Bond, 7.405%, 3/15/2038               382,004
              600,000 SunAmerica, Inc., Sr. Note, 6.20%, 10/31/1999               601,536
              650,000 SunAmerica, Inc., Sr. Note, 9.00%, 1/15/1999                664,307
              750,000 USF&G Corp., Company Guarantee, 8.47%, 1/10/2027            837,743
                          Total                                                17,142,332
                      FOREST PRODUCTS--0.7%
            1,000,000 Donohue Forest Products, 7.625%, 5/15/2007                1,068,770

FEDERATED STOCK AND BOND FUND, INC.

 PRINCIPAL
   AMOUNT                                                                        VALUE
 CORPORATE BONDS--CONTINUED
                      FOREST PRODUCTS--CONTINUED
 $            250,000 Quno Corp., Sr. Note, 9.125%, 5/15/2005               $     273,020
                          Total                                                 1,341,790
                      HEALTH CARE--0.3%
              550,000 Tenet Healthcare Corp., Sr. Note, 8.00%, 1/15/2005          565,730
                      HOUSEHOLD PRODUCTS--0.3%
              500,000 (b) Life Re Capital Trust I, 8.72%, 6/15/2027               535,535
                      PAPER--0.6%
            1,250,000 Husky Oil Ltd., Sr. Note, 7.125%, 11/15/2006              1,272,838
                      PRINTING & PUBLISHING--0.6%
            1,000,000 News America Holdings, Inc., 10.125%, 10/15/2012          1,164,360
                      PRODUCER MANUFACTURING--1.3%
            1,000,000 Anixter International, Inc., Company Guarantee,           1,048,150
                      8.00%, 9/15/2003
              550,000 Cummins Engine Co., Inc., Deb., 7.125%, 3/1/2028            544,165
            1,000,000 Figgie International Holdings, Inc., Sr. Note,            1,046,250
                      9.875%, 10/1/1999
                          Total                                                 2,638,565
                      REAL ESTATE--0.8%
            1,500,000 Trans Ocean Container Corp., Sr. Sub. Note, 12.25%,       1,699,905
                      7/1/2004
                      RETAIL TRADE--3.2%
              850,000 Brylane Capital Corp., Sr. Sub. Note, 10.00%,               905,250
                      9/1/2003
            1,000,000 Harcourt General, Inc., Sr. Deb., 7.20%, 8/1/2027         1,003,350
              884,778 K Mart Corp., Pass Thru Cert., 8.54%, 1/2/2015              915,409
            1,000,000 May Department Stores Co., Deb., 8.125%, 8/15/2035        1,105,490
            1,000,000 Penney (J.C.) Co., Inc., Deb., 7.65%, 8/15/2016           1,077,190
            1,250,000 Shopko Stores, Inc., 9.25%, 3/15/2022                     1,517,950
                          Total                                                 6,524,639
                      SERVICES--3.1%
              750,000 California Energy Co., Inc., Sr. Note, 10.25%,              810,000
                      1/15/2004

FEDERATED STOCK AND BOND FUND, INC.

 PRINCIPAL
   AMOUNT                                                                        VALUE
 CORPORATE BONDS--CONTINUED
                      SERVICES--CONTINUED
 $          1,000,000 Continental Cablevision, Sr. Deb., 9.50%, 8/1/2013    $   1,176,170
            1,300,000 Loewen Group Int'l., Sr. Note, 8.25%, 4/15/2003           1,382,017
            1,000,000 USA Waste Services, Inc., Sr. Note, 7.125%, 10/1/2007     1,036,860
              750,000 Valassis Communication, Inc., Sr. Sub. Note, 9.375%,        773,355
                      3/15/1999
            1,000,000 WMX Technologies, Inc., Deb., 8.75%, 5/1/2018             1,122,980
                          Total                                                 6,301,382
                      SOVEREIGN GOVERNMENT--0.7%
              250,000 Quebec, Province of, Deb., 9.125%, 8/22/2001                270,000
            1,000,000 Quebec, Province of, Deb., 13.25%, 9/15/2014              1,137,250
                          Total                                                 1,407,250
                      TRANSPORTATION--0.9%
            1,000,000 Continental Airlines, Inc., Pass Thru Cert., Series
                      1997-4 B, 6.90%, 7/2/2019                                 1,027,430
              700,000 Southwest Airlines Co., Deb., 7.375%, 3/1/2027              745,577
                          Total                                                 1,773,007
                      UTILITIES--1.6%
            1,000,000 Comcast Corp., Note, 8.50%, 5/1/2027                      1,184,340
            1,000,000 Enersis S.A., Note, 7.40%, 12/1/2016                        997,230
              750,000 (b) Israel Electric Corp. Ltd., Sr. Note, 7.875%,           771,083
                          12/15/2026
              400,000 Puget Sound Energy, Inc., Medium Term Note, 7.02%,          406,872
                      12/1/2027
                          Total                                                 3,359,525
                          TOTAL CORPORATE BONDS (IDENTIFIED COST               64,812,421
                          $63,577,386)
 GOVERNMENT AGENCIES--2.9%
                      MORTGAGE BACKED SECURITIES--0.2%
              367,392 Federal National Mortgage Association, 9.00%,               394,719
                      11/1/2021
               27,522 Federal National Mortgage Association, 7.50%,                28,417
                      9/1/2023
                          Total                                                   423,136

FEDERATED STOCK AND BOND FUND, INC.

  PRINCIPAL
   AMOUNT                                                                        VALUE
 GOVERNMENT AGENCIES--CONTINUED
                      TREASURY SECURITIES--2.7%
 $          1,000,000 United States Treasury Bond, 11.625%, 11/15/2004      $   1,317,130
            2,000,000 United States Treasury Bond, 6.375%, 8/15/2027            2,109,640
            1,000,000 United States Treasury Note, 5.625%, 12/31/2002             998,380
            1,000,000 United States Treasury Note, 7.75%, 11/30/1999            1,033,220
                          Total                                                 5,458,370
                          TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST            5,881,506
                          $5,848,749)
 MUNICIPAL SECURITIES--1.5%
            1,000,000 Harvard University, Revenue Bonds, 8.125% Bonds,          1,144,010
                      4/15/2007
              500,000 Atlanta & Fulton County, GA Recreation Authority,
                      Taxable Revenue Bonds, Series 1997, 7.00% Bonds
                      (Downtown Arena Project)/(FSA INS), 12/1/2028               500,745
              250,000 McKeesport, PA, Taxable G.O. Series B 1997, 7.30%
                      Bonds (MBIA INS), 3/1/2020                                  255,555
            1,000,000 Kansas City, MO Redevelopment Authority, 7.65% Bonds
                      (FSA LOC), 11/1/2018                                      1,081,200
                          TOTAL MUNICIPAL SECURITIES (IDENTIFIED COST           2,981,510
                          $2,810,453)
 MUTUAL FUND--10.7%
            2,186,998 The High Yield Bond Portfolio (IDENTIFIED COST           21,760,627
                      $20,948,770)
 REPURCHASE AGREEMENT--1.1%
            2,210,000 BT Securities Corp., 5.53%, dated 4/30/1998, due
                      5/1/1998
                      (AT AMORTIZED COST)                                       2,210,000
                          TOTAL INVESTMENTS (IDENTIFIED COST $172,002,193)  $ 202,829,646

(a) Non-income producing security.

(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At April 30, 1998, these securities amounted to $6,154,967, which represents 3.0% of net assets.

(c) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(d) The cost of investments for federal tax purposes amounts to $172,002,193. The net unrealized appreciation of investments on a federal tax basis amounts to $30,827,453 which is composed of $32,673,363 appreciation and $1,845,910 depreciation at April 30, 1998.

Note: The categories of investments are shown as a percentage of net assets ($203,989,783) at April 30, 1998.

The following acronyms are used throughout this portfolio:

ADR --American Depository Receipt FSA --Financial Security Assurance INS --Insured LOC --Letter of Credit MBIA --Municipal Bond Investors Assurance PLC --Public Limited Company REIT --Real Estate Investment Trust

(See Notes which are an integral part of the Financial Statements)

FEDERATED STOCK AND BOND FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 1998 (UNAUDITED)

 ASSETS:
 Total investments in securities, at value (identified and tax cost                   $ 202,829,646
 $172,002,193)
 Income receivable                                                                        2,004,932
 Receivable for shares sold                                                                 247,907
    Total assets                                                                        205,082,485
 LIABILITIES:
 Payable to bank                                                            $ 102,581
 Payable for investments purchased                                            888,535
 Payable for shares redeemed                                                    5,857
 Payable for taxes withheld                                                     2,319
 Accrued expenses                                                              93,410
    Total liabilities                                                                     1,092,702
 Net Assets for 10,388,570 shares outstanding                                         $ 203,989,783
 NET ASSETS CONSIST OF:
 Paid in capital                                                                      $ 164,456,381
 Net unrealized appreciation of investments                                              30,827,453
 Accumulated net realized gain on investments                                             8,079,112
 Undistributed net investment income                                                        626,837
    Total Net Assets                                                                  $ 203,989,783
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 CLASS A SHARES:
 Net Asset Value Per Share ($185,890,017 / 9,465,369 shares outstanding)                     $19.64
 Offering Price Per Share (100/94.50 of $19.64)*                                             $20.78
 Redemption Proceeds Per Share                                                               $19.64
 CLASS B SHARES:
 Net Asset Value Per Share ($14,753,856 / 752,321 shares outstanding)                        $19.61
 Offering Price Per Share                                                                    $19.61
 Redemption Proceeds Per Share (94.50/100 of $19.61)**                                       $18.53
 CLASS C SHARES:
 Net Asset Value Per Share ($3,345,910 / 170,880 shares outstanding)                         $19.58
 Offering Price Per Share                                                                    $19.58
 Redemption Proceeds Per Share (99.00/100 of $19.58)**                                       $19.38

* See "Investing in the Fund" in the Prospectus.

** See "Contingent Deferred Sales Charge" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED STOCK AND BOND FUND, INC.

STATEMENT OF OPERATIONS

SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)

 INVESTMENT INCOME:
 Dividends                                                                          $     1,336,664
 Interest                                                                                 2,955,659
      Total income                                                                        4,292,323
 EXPENSES:
 Investment advisory fee                                              $     692,736
 Administrative personnel and services fee                                   91,740
 Custodian fees                                                               9,424
 Transfer and dividend disbursing agent fees and expenses                    89,348
 Directors'/Trustees' fees                                                    2,507
 Auditing fees                                                                8,127
 Legal fees                                                                   2,082
 Portfolio accounting fees                                                   40,431
 Distribution services fee--Class B Shares                                   33,302
 Distribution services fee--Class C Shares                                    7,125
 Shareholder services fee--Class A Shares                                   213,379
 Shareholder services fee--Class B Shares                                    11,101
 Shareholder services fee--Class C Shares                                     2,375
 Share registration costs                                                    17,475
 Printing and postage                                                        24,968
 Insurance premiums                                                           2,724
 Taxes                                                                        3,268
 Miscellaneous                                                                7,529
      Total expenses                                                      1,259,641
           Waiver of investment advisory fee                               (107,751)
                 Net expenses                                                             1,151,890
                        Net investment income                                             3,140,433
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investments                                                         8,121,077
 Net change in unrealized appreciation of investments                                     9,315,427
      Net realized and unrealized gain on investments                                    17,436,504
           Change in net assets resulting from operations                           $    20,576,937

(See Notes which are an integral part of the Financial Statements)

FEDERATED STOCK AND BOND FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                   SIX MONTHS
                                   ENDED YEAR
                                                                        (UNAUDITED)       ENDED
                                                                         APRIL 30,     OCTOBER 31,
                                                                           1998           1997
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS--
 Net investment income                                                 $   3,140,433 $    4,688,063
 Net realized gain (loss) on investments ($8,121,077 and $22,149,236,
 respectively, as computed for federal tax purposes)                       8,121,077     22,063,804
 Net change in unrealized appreciation                                     9,315,427      4,663,076
   Change in net assets resulting from operations                         20,576,937     31,414,943
 NET EQUALIZATION CREDITS--                                                   56,133        289,759
 DISTRIBUTIONS TO SHAREHOLDERS--
 Distributions from net investment income
   Class A Shares                                                         (3,002,446)    (4,348,933)
   Class B Shares                                                           (118,776)       (38,375)
   Class C Shares                                                            (22,035)        (9,286)
 Distributions from net realized gains
   Class A Shares                                                        (21,222,534)   (13,236,606)
   Class B Shares                                                           (737,810)       (45,261)
   Class C Shares                                                           (149,001)       (10,132)
     Change in net assets resulting from distributions to shareholders   (25,252,602)   (17,688,593)
 SHARE TRANSACTIONS (EXCLUSIVE OF AMOUNTS ALLOCATED TO NET
 INVESTMENT INCOME)--
 Proceeds from sale of shares                                             43,574,399     60,106,988
 Net asset value of shares issued to shareholders in payment of
 distributions declared                                                   21,532,066     14,484,711
 Cost of shares redeemed                                                 (25,012,543)   (50,881,341)
   Change in net assets resulting from share transactions                 40,093,922     23,710,358
       Change in net assets                                               35,474,390     37,726,467
 NET ASSETS:
 Beginning of period                                                     168,515,393    130,788,926
 End of period (including undistributed net investment income
 of $626,837 and $573,526, respectively)                               $ 203,989,783 $  168,515,393

(See Notes which are an integral part of the Financial Statements)

FEDERATED STOCK AND BOND FUND, INC.

FINANCIAL HIGHLIGHTS -- CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                   SIX MONTHS
                                      ENDED
                                   (UNAUDITED)
                                     APRIL 30,                       YEAR ENDED OCTOBER 31,
                                       1998        1997        1996       1995        1994       1993
 NET ASSET VALUE, BEGINNING OF        $20.46     $18.96     $18.38     $16.25        $16.87    $15.91
 PERIOD
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                 0.34       0.63       0.61       0.63          0.51      0.55
  Net realized and unrealized
  gain (loss) on investments            1.84       3.34       1.81       2.21         (0.59)      1.58
  Total from investment                 2.18       3.97       2.42       2.84         (0.08)      2.13
  operations
 LESS DISTRIBUTIONS
  Distributions from net
  investment income                    (0.35)     (0.56)     (0.63)     (0.62)        (0.54)     (0.56)
  Distributions from net
  realized gain on investments         (2.65)     (1.91)     (1.21)     (0.09)           --      (0.61)
  Total distributions                  (3.00)     (2.47)     (1.84)     (0.71)        (0.54)     (1.17)
 NET ASSET VALUE, END OF PERIOD       $19.64     $20.46     $18.96     $18.38        $16.25     $16.87
 TOTAL RETURN(A)                       11.94%     23.02%     14.57%     17.99%       (0.48%)     14.10%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                              1.22%*     1.21%      1.10%      1.07%        1.06%       1.04%
  Net investment income                 3.51%*     3.06%      3.44%      3.71%        3.23%       3.49%
  Expense waiver/reimbursement(b)       0.12%*     0.16%      0.27%      0.31%        0.07%       0.20%
 SUPPLEMENTAL DATA
  Net assets, end of period
  (000 omitted)                     $185,890   $162,780   $130,694   $134,669     $125,382    $124,583
  Average commission rate            $0.0494    $0.0496    $0.0307         --           --          --
  paid(c)
  Portfolio turnover                      35%        87%        74%        68%          45%         51%

* Computed on an annualized basis.

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(c) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

FEDERATED STOCK AND BOND FUND, INC.

FINANCIAL HIGHLIGHTS -- CLASS B SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                   SIX MONTHS
                                                                      ENDED
                                                                   (UNAUDITED)      YEAR ENDED
                                                                     APRIL 30,      OCTOBER 31,
                                                                      1998        1997     1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                 $20.45    $18.96     $17.89
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                                 0.27      0.51       0.02
  Net realized and unrealized gain (loss) on investments                1.84      3.34       1.05
  Total from investment operations                                      2.11      3.85       1.07
 LESS DISTRIBUTIONS
  Distributions from net investment income                             (0.30)    (0.45)        --
  Distributions from net realized gain on investments                  (2.65)    (1.91)        --
  Total distributions                                                  (2.95)    (2.36)        --
 NET ASSET VALUE, END OF PERIOD                                       $19.61    $20.45     $18.96
 TOTAL RETURN(B)                                                       11.54%    22.20%      5.98%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                              1.99%*    1.96%      1.96%*
  Net investment income                                                 2.73%*    2.31%      3.52%*
  Expense waiver/reimbursement(c)                                       0.12%*    0.16%      0.15%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                            $14,754    $4,622        $94
  Average commission rate paid(d)                                    $0.0494   $0.0496    $0.0307
  Portfolio turnover                                                      35%       87%        74%

* Computed on an annualized basis.

(a) Reflects operations for the period from August 30, 1996 (date of initial public offering) to October 31, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

FEDERATED STOCK AND BOND FUND, INC.

FINANCIAL HIGHLIGHTS -- CLASS C SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                SIX MONTHS
                                                                  ENDED
                                                                (UNAUDITED)     YEAR ENDED
                                                                 APRIL 30,      OCTOBER 31,
                                                                   1998      1997     1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                              $20.42   $18.96    $17.89
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                              0.28     0.47      0.04
  Net realized and unrealized gain (loss) on investments             1.82     3.35      1.03
  Total from investment operations                                   2.10     3.82      1.07
 LESS DISTRIBUTIONS
  Distributions from net investment income                          (0.29)   (0.45)       --
  Distributions from net realized gain on investments               (2.65)   (1.91)       --
  Total distributions                                               (2.94)   (2.36)       --
 NET ASSET VALUE, END OF PERIOD                                    $19.58   $20.42    $18.96
 TOTAL RETURN(B)                                                    11.50%   22.08%     5.98%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                           1.99%*   1.96%     2.03%*
  Net investment income                                              2.69%*   2.31%     1.94%*
  Expense waiver/reimbursement(c)                                    0.12%*   0.16%     0.15%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                          $3,346   $1,114        $2
  Average commission rate paid(d)                                 $0.0494  $0.0496   $0.0307
  Portfolio turnover                                                   35%      87%       74%

* Computed on an annualized basis.

(a) Reflects operations for the period from August 30, 1996 (date of initial public offering) to October 31, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

FEDERATED STOCK AND BOND FUND, INC.

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 1998 (UNAUDITED)

1. ORGANIZATION

Federated Stock and Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund offers three classes of shares: Class A Shares, Class B Shares, and Class C Shares. The investment objective of the Fund is to provide relative safety of capital with the possibility of long-term growth of capital and income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS -- Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. U.S. government securities, listed corporate bonds, (other fixed income and asset-backed securities), and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value.

REPURCHASE AGREEMENTS -- It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES -- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

EQUALIZATION -- The Fund follows the accounting practice known as equalization. With equalization, a portion of the proceeds from sales and costs of redemptions of fund shares (equivalent, on a per share basis, to the amount of undistributed net investment income on the date of the transaction) is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of fund shares.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

RESTRICTED SECURITIES -- Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Additional information on each restricted security held at April 30, 1998 is as follows:

SECURITY                      ACQUISITION DATE   ACQUISITION COST
Amvescap PLC                     4/30/1998           $ 499,246
Den Danske Bank                   1/7/1998             525,631
Equitable Life                  10/17/1996             993,806
Hutchison Whampoa Finance         8/5/1997             496,651
Israel Electric Corp. Ltd.      12/16/1997            770,250
Life Re Capital Trust             6/6/1997             500,000
Reliance Industries Ltd.         1/10/1997           1,250,000
SMFC Trust                        2/4/1998             272,574
Swedbank                          1/7/1998             522,169
Tenaga Nasional Berhad            3/3/1997             474,926

USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER -- Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At April 30, 1998, par value shares ($0.001 per share) authorized were as follows:.

                      NUMBER OF PAR VALUE
CLASS NAME         CAPITAL STOCK AUTHORIZED
Class A Shares             750,000,000
Class B Shares             500,000,000
Class C Shares             500,000,000

Transactions in capital stock were as follows:

                                                    SIX MONTHS
                                                       ENDED
                                                    (UNAUDITED)                  YEAR ENDED
                                                   APRIL 30, 1998             OCTOBER 31, 1997
CLASS A SHARES                                  SHARES        AMOUNT        SHARES        AMOUNT
Shares sold                                   1,653,411   $ 31,351,272    2,977,985    $ 54,558,231
Shares issued to shareholders in payment
of distributions declared                     1,134,635     20,638,270      809,532      14,391,854
Shares redeemed                              (1,280,197)   (24,112,559)  (2,721,403)    (50,579,473)
  Net change resulting from Class A Shares
  transactions                                1,507,849   $ 27,876,983    1,066,114    $ 18,370,612

                                                     SIX MONTHS
                                                       ENDED
                                                    (UNAUDITED)                  YEAR ENDED
                                                   APRIL 30, 1998             OCTOBER 31, 1997
CLASS B SHARES                                  SHARES        AMOUNT        SHARES        AMOUNT
Shares sold                                     514,261    $ 9,825,129      229,204     $ 4,445,960
Shares issued to shareholders in payment
of distributions declared                        41,441        754,089        4,184          76,944
Shares redeemed                                 (29,440)      (561,314)     (12,259)       (243,127)
  Net change resulting from Class B Shares
  transactions                                  526,262   $ 10,017,904      221,129     $ 4,279,777

                                                     SIX MONTHS
                                                       ENDED
                                                    (UNAUDITED)                  YEAR ENDED
                                                   APRIL 30, 1998             OCTOBER 31, 1997
CLASS C SHARES                                  SHARES        AMOUNT        SHARES        AMOUNT
                                                 >
Shares sold                                     126,256    $ 2,397,998       56,460     $ 1,102,797
Shares issued to shareholders in payment
of distributions declared                         7,686        139,707          870          15,913
Shares redeemed                                 (17,601)      (338,670)      (2,889)        (58,741)
  Net change resulting from Class C Shares
  transactions                                  116,341    $ 2,199,035       54,441     $ 1,059,969
    Net change resulting from share
    transactions                              2,150,452   $ 40,093,922    1,341,684    $ 23,710,358

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE -- Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to (a) a maximum of 0.55% of the average daily net assets of the Fund, and
(b) 4.5% of the gross income of the Fund, excluding capital gains or losses.

The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE -- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE -- The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will reimburse Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses of the average daily net assets of each class as follows:

                    PERCENTAGE OF
                  AVERAGE DAILY NET
SHARE CLASS NAME   ASSETS OF CLASS
Class A Shares          0.25%
Class B Shares          0.75%
Class C Shares          0.75%

For the period ended April 30, 1998, Class A Shares did not incur a distribution service fee.

SHAREHOLDER SERVICES FEE -- Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES -- FServ serves as transfer and dividend disbursing agent for the Fund. The fee paid to FServ is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES -- FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL -- Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

5. YEAR 2000

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the fund.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended April 30, 1998, were as follows:

PURCHASES                     $78,981,222
SALES                         $62,415,153

DIRECTORS
John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
William J. Copeland
James E. Dowd
Lawrence D. Ellis, M.D.
Edward L. Flaherty, Jr.
Peter E. Madden
John E. Murray, Jr.
Wesley W. Posvar
Marjorie P. Smuts

OFFICERS
John F. Donahue
President

J. Christopher Donahue
Executive Vice President

Edward C. Gonzales
Executive Vice President

John W. McGonigle
Executive Vice President,
Treasurer, and Secretary

Richard B. Fisher
Vice President

Nicholas J. Seitanakis
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

[Graphic]
Federated Securities Corp., Distributor
Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
1-800-341-7400
www.federatedinvestors.com

Cusip 313911109
Cusip 313911208
Cusip 313911307
8080105 (6/98)

[Graphic]





A1. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from December 31, 1968 to April 30, 1998. The "y" axis is measured in increments of $50,000 ranging from $0 to $450,000 and indicates that the ending value of a hypothetical initial investment of $30,000 in Federated Stock and Bond Fund, Inc. Class A Shares, assuming a 5.50% sales charge and the reinvestment of all capital gains and dividends, would have grown to $383,438 on April 30, 1998.

A2. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation fo the narrative text above it. The "x" axis reflects computation periods from December 31, 1968 to April 30, 1998. The "y" axis is measured in increments of $50,000 ranging from $0 to $250,000 and indicates that the ending value of hypothetical yearly investments of $1,000 in Federated Stock and Bond Fund, Inc. Class A Shares, assuming the reinvestment of all capital gains and dividends, would have grown to $214,287 on April 30, 1998.

A3. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from April 30, 1988 to April 30, 1998. The "y" axis is measured in increments of $10,000 ranging from $0 to $80,000 and indicates that the ending value of a hypothetical initial investment of $5,000 and subsequent monthly investments of $250 over 10 years in Federated Stock and Bond Fund, Inc. Class A Shares would have grown to $72,060 on April 30, 1998.